UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2021

AUTHENTIC EQUITY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39033	98-1562072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Elm Place, 2nd Floor Rye, NY	10580
Address of principal executive offices	(Zip Code)

(646) 374-0919

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one half of one redeemable warrant	AEACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	AEAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or in Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 14, 2021, the Registration Statement on Form S-1 (File No. 333-251575) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Authentic Equity Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On January 20, 2021, the Company consummated the IPO of 23,000,000 units (the “Units”), which includes the exercise in full of the underwriters’ option to purchase an additional 3,000,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated January 14, 2021, among the Company, Jefferies LLC and BMO Capital Markets Corp., as representatives of the underwriters named in Schedule A therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Private Placement Warrants Purchase Agreement, dated January 14, 2021, between the Company and Authentic Equity Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 6,600,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	a Warrant Agreement, dated January 20, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated January 20, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds from the sale of the Private Placement Warrants and the Forward Purchase Agreement as described below, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated January 20, 2021, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated January 20, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which (a) the Sponsor and each executive officer and director of the Company has agreed (i) to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; (ii) to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; (iii) to certain transfer restrictions with respect to the Company’s securities; and (iv) to certain indemnification obligations of the Sponsor and (b) the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

●	an Administrative Services Agreement, dated January 20, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation;

●	a Forward Purchase Agreement, dated January 14, 2021 (the “Forward Purchase Agreement”), between the Company and General Electric Pension Trust (“GEPT”), pursuant to which, in exchange for $824,500 of proceeds paid by GEPT to the Company concurrently with the closing of the IPO, GEPT will have the right, in its discretion, to purchase up to the lesser of (i) $50,000,000 of units and (ii) a number of units equal to 19.99% of the pro forma equity outstanding at the time of the closing of the Company’s initial business combination, including but not limited to, any Class A Ordinary Shares and Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Ordinary Shares”) issued in connection with this offering, the Forward Purchase Agreement or any private placement or other offering or to any seller in the initial business combination, with each unit consisting of one Class A Ordinary Share and 0.425 of one warrant to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, for a purchase price of $10.00 per unit, in a private placement to occur concurrently with the closing of the Company’s initial business combination, and the right to acquire, in certain circumstances as described in the Registration Statement, a number of Class B Ordinary Shares and Private Placement Warrants; and

●	a Forfeiture Agreement, dated as of January 14, 2021 (the “Forfeiture Agreement”), between the Company and the Sponsor, pursuant to which the Sponsor has agreed, to the extent that the conditions related to the GEPT Issuance have been satisfied, to the forfeiture of a number of its Class B Ordinary Shares and Private Placement Warrants at the closing of the initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 6,600,000 Private Placement Warrants, generating total proceeds of $5,775,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by GEPT, the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than GEPT, the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

On January 14, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

On January 20, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 14, 2021, among the Company, Jefferies LLC and BMO Capital Markets Corp.
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated as of January 20, 2021, between Continental Stock Transfer & Trust Company and the Company
10.1	Private Placement Warrants Purchase Agreement, dated as of January 14, 2021, between the Company and the Sponsor
10.2	Investment Management Trust Account Agreement, dated as of January 20, 2021, between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Shareholder Rights Agreement, dated as of January 20, 2021, among the Company, the Sponsor and certain other equityholders named therein
10.4	Letter Agreement, dated as of January 14, 2021, among the Company, the Sponsor and the Company’s officers and directors
10.5	Administrative Services Agreement, dated as of January 20, 2021, between the Company and the Sponsor
10.6	Forward Purchase Agreement, dated as of January 14, 2021, between the Company and GEPT
10.7	Forfeiture Agreement, dated as of January 14, 2021, between the Company and the Sponsor
99.1	Press Release dated January 14, 2021
99.2	Press Release dated January 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2021

AUTHENTIC EQUITY ACQUISITION CORP.

By:	/s/ David Hooper
Name:	David Hooper
Title:	Chairman and Chief Executive Officer

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